New Jersey Resources 4 th Quarter Fiscal 2012 Update November 29,2012 Exhibit 99.2

Regarding Forward-Looking Statements
Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements can also be identified by the use of forward-looking terminology such as “may,” "will", “intend,” “expect,” "believe," or “continue” or comparable terminology and are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon New
Jersey Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. NJR cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding expected contribution by new customers of New Jersey Natural Gas Company (NJNG) to utility gross margin, expected number of new customers of NJNG, the completion of NJRCEV's planned solar projects in fiscal 2013, estimated capital expenditures in fiscal 2013, by NJNG and NJRCEV, and the potential impact of post-tropical cyclone Sandy, (commonly referred to as “Hurricane” or “Superstorm” Sandy)
The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions; demographic changes in the NJNG service territory and their effect on NJNG's customer growth; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply  Service incentive programs, NJRES' operations and on the Company's risk management efforts; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company; the impact of volatility in the credit markets; the ability to comply with debt covenants; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and postemployment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act; accounting effects and other risks associated with hedging activities and use of derivatives contracts; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market; the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy investments; risks associated with the management of the Company's joint ventures and partnerships; risks associated with our investments in renewable energy projects and our investment in an on-shore wind developer, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal investment tax credits (ITC), the future market for Solar Renewable Energy Certificates, the potential expiration of the federal Production Tax Credit (PTC) and operational risks related to projects in service; timing of qualifying for ITCs due to delays or failures to complete planned solar energy projects and the resulting effect on our effective tax rate and earnings; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process; access to adequate supplies of natural gas and dependence on third-party storage and transportation facilities for natural gas supply; operating risks incidental to handling, storing, transporting and providing customers with natural gas; risks related to our employee workforce, including a work stoppage; the regulatory and pricing policies of federal and state regulatory agencies; the possible expiration of the NJNG Conservation Incentive Program (CIP), the costs of compliance with the proposed regulatory framework for over-the-counter derivatives; the costs of compliance with present and future environmental laws, including potential climate change-
related legislation; risks related to changes in accounting standards; the disallowance of recovery of environmental-related expenditures and other regulatory changes;
environmental-related and other litigation and other uncertainties; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including the impacts associated with Superstorm Sandy. The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on
Form 10-K filed on November 28, 2012, as filed with the Securities and Exchange Commission (SEC) and which is available on the SEC’s website at sec.gov. NJR disclaims any obligation to update and revise  statements contained in these materials based on new information or otherwise.

Disclaimer Regarding Non-GAAP Financial Measures

This presentation includes the non-GAAP measures net financial earnings (losses), financial margin and utility gross margin. As an indicator of the company’s operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures such as cash flow, net income, operating income or earnings per share. Net financial earnings (losses) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business,
NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other.
Management uses net financial earnings (NFE), financial margin and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the company’s performance. Management believes these non-GAAP measures are more reflective of the company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. For a full discussion of our non-GAAP financial measures, please see Item 7 of our Annual
Report on Form 10-K for the fiscal year ended September 30, 2012, filed on November 28, 2012.

Delivering Results

($MM)
Company 2012 2011 Change
New Jersey Natural Gas $73.2 $71.3 $1.9
NJR Clean Energy 19.5 6.8 12.7
NJR Energy Services 10.8 18.6 (7.8)
NJR Energy Holdings 6.7 6.8          (0.1)
NJR Home Services 2.5 2.4            0.1
Other (0.3) 0.6          (0.9)
Total $112.4 $106.5 $5.9
NFE per basic share $2.71 $2.58 $.13
September 30,

Consistent Performance 5 Five year CAGR of 5.1 percent

Fiscal 2012 Earnings: Comparison to Guidance 6 Infrastructure-based businesses contributed 90 percent of fiscal 2012 NFE

Dividend Growth 19 dividend increase in 17 years * Current annual rate 7 th

Payout Ratio*
Strong reinvestment to
support future NFE
growth
* Based on NJR Net Financial Earnings
** Peer group average based on 2012 earnings estimates and indicated dividend from Bloomberg.  Peer group: ATO, GAS, LG,
NWN, PNY, SJI, SWX, VVC and WGL

Strong Customer Growth
Strong demographics to support customer growth

6,704 new customers in fiscal 2012
539 existing customer heat conversions
Customer growth expected to add about $3.7
million of  utility gross margin annually
Conversion breakdown:
65 percent oil
23 percent electric
12 percent propane
Estimate 12,000 to 14,000 new customers over the
next two years
New Customer
Breakdown
Gross Margin
Contribution
Conversions
57%
New
Construction
43%
Commercial
32%
Existing
4%
Residential
64%

Value for Customers Source: US Energy Information Administration Data as of October 2012. Based on 100,000 comparable BTUs 10 We have a strong price advantage in our service territory

Approved by the BPU on October 23, 2012
Four-year program - $130 million
Replace approximately 276 miles of unprotected steel and cast iron distribution main
Cost recovery at a weighted average cost of capital of 6.9 percent
Common Equity component 9.75 percent with a 53.5 percent equity ratio
Should create approximately 1,325 jobs*
Infrastructure Investment Opportunities
NJNG will file a rate case no later than November 2015 for
recovery of revenue

* According to a study by the Rutgers Bloutstein  School of Planning and Public Policy
Safety Acceleration and Facility Enhancement (SAFE) Program

Off-system sales and capacity release
In place since 1992
Optimization of capacity and supply contracts
Sharing formula of 85 percent customer; 15 percent
NJNG
Storage Incentive (SI)
In place since 2004
Promotes long-term price stability
Promotes efficient contract utilization
Sharing formula of 80 percent customer; 20 percent
NJNG
Financial Risk Management (FRM)
In place since 1997
Promote application of risk management tools
Sharing formula of 85 percent customer;  15 percent
NJNG
Regulatory Incentives
Since inception  customers have saved  nearly $600
million with total earnings of $1.90 per share,
an average of $.09 annually
Incentive programs in place
through October 2015

NJR Clean Energy Ventures
New legislation signed by
Governor Christie in July

Clean energy investments contributed $19.5 million to NFE in fiscal 2012
35.7MW of installed capacity; over 45,000 SRECs generated annually
Meaningful earnings growth opportunities
Competitively-priced electricity for customers
Strong legislative commitment to solar in NJ

Fiscal  2012 results:
778 homes added in fiscal 2012
Average size: 7.5 kilowatts
$20.5 million of capital deployed
Customers are expected to save
over $630,000 in electric costs
after lease payments annually at
current electric rates
The Sunlight Advantage®
1,000
th
customer signed in
August 2012

The  Commercial Sunlight Advantage
Completed projects in place totaling 27.6MW
Capital of more than $127 million
Fiscal 2013 projects:
• Ground-mounted system
• $20 million; 6.7 MW project
• In-service as of October 15, 2012
• Rooftop system
• $6.9 million; 2.4 MW project
• In-service date planned for Q1 fiscal 2013

Medford
Wakefern

OwnEnergy Investment

Announced on September 11, 2012
$8.8 million investment to acquire an approximate 20 percent equity interest
OwnEnergy manages the process for on-shore wind projects to make them “shovel-ready”
Provides NJR Clean Energy Ventures (CEV) with effective, first-hand knowledge of the wind energy business
The potential opportunity to invest capital in a viable renewable long-term earnings stream
CEV has the option, but not the obligation, to purchase shovel-ready projects for development
CEV’s potential investments  would:
Diversify its renewable energy portfolio and risk profile
Reduce reliance on New Jersey Solar Renewable Energy Certificates and
investment tax credits

NJR Energy Services contributed $10.8 million to NFE in fiscal 2012
Focusing on long-option strategy and disciplined risk management
Providing customized energy solutions to its customers
Producers, Utilities, Power Generators, Pipelines and Industrials
Holds 1.1 Bcf/day of firm transportation and over 33 Bcf of storage diversified throughout North
America
Other Non-Regulated Businesses

NJR Energy Holdings
NJR Energy Services
Contributed $6.7 million to NFE in fiscal 2012
Steckman Ridge
Iroquois
50 percent joint venture with Spectra Energy
Contributed $4.3 million to 2012 NFE
5.53 percent ownership in pipeline from Canada to the northeast
Contributed $2.4 million to 2012 NFE

Contributed $2.5 million to NFE in fiscal
2012
Pursuing geographic expansion
Currently marketing in Sussex, Warren and
Hunterdon counties
Expanded services now offered
Whole house electric and plumbing contracts
Standby generator contracts

NJR Home Services

Superstorm Sandy
Facts:
Landfall just south of Atlantic City, NJ
Same time as high tide and a full moon
Added an additional six feet to the storm surge
Winds: 90+ miles per hour
970 miles wide. By contrast:
Andrew 180 miles wide
Katrina 460 miles wide
Irene 520 miles wide
943mb – lowest pressure ever recorded at NJ latitudes
24 states affected by the storm

20 Mantoloking, NJ (Seaside Peninsula) Before After

NJNG Natural Gas Exposed Main, Route 35 Mantoloking, NJ 21

22 Seaside Heights, NJ (Seaside Peninsula) Before After

Manasquan, NJ (Monmouth County Mainland)

In the first three days following the storm, NJNG crews responded to over 1,300 leaks and made them all safe
Over 400 individuals on the ground in affected areas
Crews from other east coast utilities worked alongside NJNG
personnel
Safety #1 Priority
Decision made to shut down system on the Seaside peninsula and all of Long Beach Island
Approximately 30,000 customers affected
Expected water to infiltrate pipes due to no pressure
Other mainland towns such as Sea Bright and Manasquan also shut down

Superstorm Sandy – Initial Assessment

Superstorm Sandy – Scope of Curtailments
Area Miles of
Pipe
Curtailed
Number of
Customers
Affected
Seaside Peninsula 116 15,207
Long Beach Island 150 13,756
Other affected areas 6 1,104
Total 272 30,067

Long  Beach Island
Assessment of pipe revealed less damage than expected (no
water)
Majority of main and services salvageable
Restoration Plan implemented in three phases
Reintroduce natural gas into the main
Repair and replace meters to bring natural gas to the meter with leak surveys done at incremental pressure levels to ensure safety
Customer becomes “gas ready” and gets turned on following
certification from qualified technician
As of November 26, natural gas currently available to all accessible meters except those with the most severe damage

Superstorm Sandy – Restoration Plans

Seaside Peninsula
More debris than LBI which has slowed assessments
Assessment of pipe revealed more damage than LBI (but again, no water)
Much of main salvageable
Expect  to begin restoration process by December 3, 2012
NJNG is installing approximately one mile of 12 inch main - the backbone of the system that serves the Seaside peninsula, due to three breeches in
Mantoloking
Restoration similar to LBI, Plan includes three phases
Reintroduce natural gas into the main
Repair and replace meters to bring natural gas to the meter with leak surveys done at incremental pressure levels to ensure safety
Customer becomes “gas ready” and gets turned on following certification from qualified technician
Currently expect natural gas to all meters that can take gas safely by
December 31, 2012

Superstorm Sandy – Restoration Plans

Superstorm Sandy – Restoration Summary
Area Miles of
Pipe
Curtailed
Number of
Customers
Affected
Pct. of
Customers
with Gas
Available*
Seaside Peninsula 116 15,207 -
Long Beach Island 150 13,756 99%
Other 6 1,104 98%
Total 272 30,067
* As of November 26

NJNG Capital Spending
Currently estimated at $40-$60 million*
Mains, services and predominately meter assemblies at
customer’s premise
As with normal operations, storm-related capital costs will be treated as additions to rate base
Options
Seek regulatory approval to use a portion of SAFE monies for storm-
related capital costs
Re-evaluate our normal budgets, both utility and non-utility
File  base rate case before required by SAFE settlement

Superstorm Sandy – Financial Impacts
* Preliminary and subject to change

Incremental O&M Costs
Currently estimated at $$12-$20 million*
Assessment, leak survey and leak repair
Petition filed with the NJ BPU seeking deferred accounting
treatment for incremental storm-related costs
Precedent exists in New Jersey for incremental O&M costs to be deferred and recovered subsequently in a base rate case

Superstorm Sandy – Financial Impacts
* Preliminary and subject to change

Lost Utility Gross Margin
Lost gross margin is estimated at about $1.5 -$2 million per month during the winter*
Total utility gross margin in fiscal 2012 was nearly $276 million
Expect all customers who can have service safely restored to be completed by December 31
Some customers with severe damage may be lost for an extended period of time
For every 1,000 residential and 50 small commercial customers lost as a result of the storm, through total loss or condemnation, the annual loss in utility gross margin would be $407,000 and $32,000,
respectively

Superstorm Sandy – Financial Impacts
* Monthly impact is seasonal

NJNG has adequate liquidity to cover storm expenses
$200 million syndicated credit facility in place
Accordion feature of $50 million has been exercised
Long-term debt
BPU approval in place for up to $200 million
2013 plan included $50 million, but may be upsized, if needed
Additional lines have been offered by lenders, if needed
Re-evaluate normal capital budgets
Flexibility with DRP/Repurchase Plan

Superstorm Sandy – Liquidity

Earnings guidance will be given as usual with our first quarter fiscal 2013 earnings
We will continue to provide updates on our system restoration progress
http://www.njng.com/safety/hurricane-sandy-updates/index.asp

As We Look Ahead

New Jersey Resources 4 th Quarter Fiscal 2012 Update November 29,2012